UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: September 19, 2008
(Date of earliest event reported)
EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-11718 (Commission File No.)	36-3857664 (IRS Employer Identification Number)

Two North Riverside Plaza, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
(312) 279-1400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events
     Effective as of the close of business on September 19, 2008, Equity LifeStyle Properties, Inc. (the “Company”) (NYSE: ELS) terminated its relationship with LaSalle Global Trust Services as the Company’s stock transfer agent and appointed American Stock Transfer & Trust Company (“AST”) as the Company’s stock transfer agent and registrar. The Company’s Board of Directors approved the change in stock transfer agents.
     AST now serves as the Company’s transfer agent, registrar, dividend disbursing agent, and dividend reinvestment agent. AST’s address and contact information is as follows:
 American Stock Transfer & Trust Company LLC
 Attn: Equity LifeStyle Properties, Inc.
 59 Maiden Lane
 Plaza Level
 New York, NY 10038

Toll Free:	1-800-830-9942
Email address:	info@amstock.com
Internet site:	www.amstock.com

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
Date: September 24, 2008	By:	/s/ Michael B. Berman
Michael B. Berman
Executive Vice President and Chief Financial Officer